Exhibit 10.29.1

FIRST AMENDMENT TO THE LETTER AGREEMENT BETWEEN ATHENEX, INC.

AND FLINT D. BESECKER DATED DECEMBER 8, 2016

Reference is made to the letter agreement between Athenex, Inc., a Delaware corporation (the “Company”), and Flint D. Besecker (“Besecker”) dated December 8, 2016 (the “December 8 Agreement”). This first amendment to the December 8 Agreement is made by and between the Company and Besecker and is effective as of 5:01 pm EST on 4/17, 2017 (the “Amendment”).

RECITALS

WHEREAS, in connection with your termination of employment from the Company, the parties have agreed to amend certain provisions of the December 8 Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Defined terms used herein but not defined herein have the meaning given to them in the December 8 Agreement.

1. Section 14 of the December 8 Agreement is hereby deleted in its entirety.

2. Section 30 of the December 8 Agreement is hereby deleted in its entirety.

3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law principles.

4. Except as specifically amended hereby, the December 8 Agreement remains in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto effective as of the date first written above.

ATHENEX, INC.

By:
Name: J.N. Riehle
Title: CFO

FLINT D. BESECKER